Exhibit 99.2

Notes to Footnote 1:

The following table sets forth (i) the number of shares of Common Stock sold by the reporting persons in the transactions reported on this Form 4 and (ii) the number of shares of Common Stock held by the reporting persons following the reported transactions. The reporting persons disclaim beneficial ownership of such securities except to the extent of their pecuniary interest therein.

-----------------------------------------------------------------------------------------------------
HOLDER                                     DATE OF THE       SHARES SOLD       SHARES OF COMMON STOCK
                                           REPORTED          IN THE            HELD BY THE HOLDER
                                           TRANSACTION       REPORTED          FOLLOWING THE
                                                             TRANSACTIONS      REPORTED TRANSACTIONS
-----------------------------------------------------------------------------------------------------
Atlas Venture Fund III, L.P.                9/7/2005          57,020            3,337,673
                                            9/8/2005          40,974            3,296,699
-----------------------------------------------------------------------------------------------------
Atlas Venture Entrepreneurs'                9/7/2005           1,240               72,569
Fund III, L.P.                              9/8/2005             891               71,678
-----------------------------------------------------------------------------------------------------
Atlas Venture Fund V, L.P.                  9/7/2005           5,328              311,886
                                            9/8/2005           3,829              308,057
-----------------------------------------------------------------------------------------------------
Atlas Venture Parallel Fund V-A,            9/7/2005             662               38,742
  C.V.                                      9/8/2005             476               38,266
-----------------------------------------------------------------------------------------------------
Atlas Venture Parallel Fund V-B,            9/7/2005             662               38,742
  C.V.                                      9/8/2005             476               38,266
-----------------------------------------------------------------------------------------------------
Atlas Venture Entrepreneurs'                9/7/2005              88                5,191
  Fund V, L.P.                              9/8/2005              63                5,128
-----------------------------------------------------------------------------------------------------